                                                                    EXHIBIT 10.8

                             AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

     This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement")
                                                                   ---------
is made as of September 10, 1999, by and among HOB ENTERTAINMENT, INC., a Delaware corporation (the "Company"), the stockholders listed on Exhibit A
                           -------                               ---------
hereto (the "Existing Stockholders") and the new investors in the Company listed
             ---------------------
on Exhibit B hereto (the "New Stockholders").
   ---------              ----------------

     WHEREAS, in connection with the issuance and sale of certain shares of Class A Preferred Stock of the Company (the "Class A Preferred Stock") the
                                             -----------------------
Company entered into a Registration Rights Agreement (the "Registration Rights
                                                           -------------------
Agreement"), granting to the holders of the Class A Preferred Stock and certain
---------
other security holders rights to have certain shares of common stock par value $.0001 per share ("Common Stock"), of the Company registered for resale; and
                   ------------

     WHEREAS, in connection with the issuance and sale of shares of Class B Preferred Stock of the Company (the "Class B Preferred Stock") and shares of
                                     -----------------------
Class C Preferred Stock of the Company (the "Class C Preferred Stock"), the
                                             -----------------------
Company entered into an Amended and Restated Registration Rights Agreement, as amended on January 17, 1997 (the "1997 Registration Rights Agreement"), amending
                                  ----------------------------------
and restating the Registration Rights Agreement and additionally granting to the holders of the Class B Preferred Stock and the Class C Preferred Stock and to certain other holders of warrants and other securities of the Company rights to have certain shares of Common Stock of the Company registered for resale; and

     WHEREAS, in connection with the issuance and sale of shares of the Class D-1 Preferred Stock (formerly classified as Class D Preferred Stock, but to be reclassified as Class D-1 Preferred Stock contemporaneous with the execution of this Agreement), $.01 par value (the "Class D-1 Preferred Stock"), the Company
                                      -------------------------
entered into an Amended and Restated Registration Rights Agreement, dated as of July 31, 1998 (the "1998 Registration Rights Agreement"), amending and restating
                    ----------------------------------
the 1997 Registration Rights Agreement and additionally granting to the holders of the Class D-1 Preferred Stock rights to have certain shares of Common Stock registered for resale; and

     WHEREAS, the Company is or will issue pursuant to a Purchase Agreement, dated as of July 21, 1999 (the "1999 Preferred Stock Purchase Agreement"),
                                ---------------------------------------
relating to the issuance of shares of Class D-2 Preferred Stock, par value $.01 per share (the "Class D-2 Preferred Stock"), Class D-3 Preferred Stock, par
                -------------------------
value $.01 per share (the "Class D-3 Preferred Stock" and, collectively with the
                           -------------------------
Class D-1 Preferred Stock and the Class D-2 Preferred Stock, the "Class D
                                                                  -------
Preferred Stock"), 12 % Senior Redeemable Preferred Stock, $.01 par value (the
---------------
"Senior Preferred Stock"), and/or Senior Convertible Preferred Stock, par value
-----------------------
$.01 per share (the "Bridge Preferred Stock" and, collectively with the Class D-
                     ----------------------
2 Preferred Stock, the Class D-3 Preferred Stock and Senior Preferred Stock, the "Acquisition Preferred Stock"), as well as the related issuance to purchasers of
 ---------------------------
Senior Preferred Stock and Bridge Preferred Stock of specified warrants to acquire shares of Common Stock (the "1999 Warrants"), and
                                     -------------

     WHEREAS, each share of Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock and Class D-1 Preferred Stock issued and outstanding as of the date hereof, each share of Class D-2 Preferred Stock being issued pursuant to the 1999 Preferred Stock Purchase Agreement, including shares of Class D-2 Preferred Stock issuable upon conversion of the Bridge Preferred Stock or the Class D-3 Preferred Stock and each share of the Company's Non-Voting Common Stock (the "Non-Voting Common Stock"), par value $.0001 per share
                   -----------------------
(collectively, the "Shares"), is convertible into the number of shares of Common
                    ------
Stock of the Company as set forth in the Second Amended and Restated Certificate of Incorporation of the Company (the "Conversion Shares"); and
                                      -----------------

     WHEREAS, the Company has obtained the consent of persons holding a majority of the Registrable Securities (as defined herein) currently outstanding to the amendment and restatement of the 1998 Registration Rights Agreement as set forth herein; and

     WHEREAS, it is a condition to the purchase of the shares of Acquisition Preferred Stock and the 1999 Warrants pursuant to the 1999 Preferred Stock Purchase Agreement that the Company, Existing Stockholders holding at least a majority of the Registrable Securities (determined on an as-converted, as-exercised basis) and the parties to the 1999 Preferred Stock Purchase Agreement enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.   Registration Rights.
     -------------------

     1.1.  Definitions and Conventions.
           ---------------------------

          (a)  The terms "register," "registered," and "registration" refer to a
                          --------    ----------        ------------
     registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the automatic effectiveness or the declaration or
           --------
     ordering of effectiveness of such registration statement or document.

          (b)  The term "Registrable Securities" means (1) the Common Stock
                         ----------------------
     issuable or issued upon conversion of the Shares, (2) any Common Stock of the Company issuable or issued upon conversion of 212,963 shares of Class A Preferred Stock issued or issuable to Judith Belushi Pisano upon the exercise of an option to purchase such shares granted to Ms. Pisano, (3) 62,500 shares of Common Stock issued or issuable to Michael Murphy on exercise of options granted by Isaac B. Tigrett to Michael Murphy, (4) 500,000 shares of Common Stock issued or issuable to Laurence Bilzerian on exercise of options granted by Isaac B. Tigrett to Laurence Bilzerian, (5) shares of Common Stock transferred by Isaac B. Tigrett to InterRedec, Inc. or its affiliates, including without limitation Parkway Hotel Corp. (collectively "InterRedec"), including shares of Common Stock sold by, or
                    ----------
     issuable upon exercise of options granted by, Isaac B. Tigrett to InterRedec and upon any foreclosure of securities pledged by Isaac B. Tigrett to

     InterRedec, (6) the shares of Common Stock held by Isaac B. Tigrett as of the date hereof, including any such shares which are acquired by InterRedec or any other pledgee in a transaction permitted under the Company's Amended and Restated Stockholders Agreement, as the same may be further amended from time to time, (7) the shares of Common Stock issuable upon exercise of warrants granted to Platinum Venture Partners II, L.P. as of February 28, 1997, (8) the shares of Common Stock issuable upon exercise of warrants granted to S.A. Blues Partners, L.P. ("S.A. Blues"), Chase Venture Capital
                                            ----------
     Associates, L.P. and Aeneas Venture Corporation as of February 28, 1997,
     (9) the Common Stock issued or issuable upon exercise of warrants to acquire up to 200,000 shares of Common Stock issued to Donaldson, Lufkin & Jenrette Securities Corporation, (10) the shares of Common Stock issued or issuable upon exercise of warrants to acquire up to 100,000 shares of Common Stock issued to Barefoot Blues Partnership, (11) the shares of Common Stock issued or issuable upon exercise of warrants to acquire up to 100,000 shares of Common Stock issued to James Cafarelli, (12) the shares of Common Stock issued or issuable upon exercise of warrants to acquire up to 400,000 shares of Common Stock issued to Carbon Capital Mortgage Partners, L.P., (13) the shares of Common Stock issued or issuable upon exercise of warrants to acquire up to 300,000 shares of Common Stock issued to John Marks, (14) the shares of Common Stock issued or issuable upon exercise of warrants to acquire up to 262,500 shares of Common Stock issued to Nomura Asset Capital Corporation, (15) the shares of Common Stock issued or issuable upon exercise of warrants to acquire up to 334,000 shares of Common Stock issued to Platinum Blues Chicago, L.L.C., (16) [intentionally omitted], (17) the shares of Common Stock issuable upon exercise of warrants granted to investors pursuant to the Class C Preferred Stock Purchase Agreement among the Company and the purchasers of the Class C Preferred Stock and related Warrant Agreements, (18) the shares of Common Stock issuable upon exercise of the 1999 Warrants issued or issuable in conjunction with the Senior Preferred Stock and the Bridge Preferred Stock and the shares of Common Stock issuable upon exercise, or issuable upon conversion of Non-Voting Common Stock issuable upon exercise, of the warrants issued to Universal Studios, Inc. in connection with the Company's acquisition of Universal Concerts, Inc. (the shares of Common Stock issued or issuable upon exercise of warrants referred to in subsections (7), (8),
     (9), (12), (14), (17) and (18) are collectively referred to herein as the "Warrant Shares"), (19) the shares of Common Stock issued or issuable upon
     ---------------
     exercise of options to acquire up to 100,000 shares of Common Stock issued to James Belushi, and (20) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, option, right, or other security which is issued as) a dividend or other distribution with respect to, in exchange for, or in replacement of, the securities described in (1) through (19) above; provided, however, that any shares previously
                                --------  -------
     sold to the public pursuant to a registered public offering or through a broker, dealer or market maker in compliance with Rule 144 under the 1933 Act pursuant to which the transferee received freely-tradable securities without any restrictive legend shall cease to be Registrable Securities; and provided further that the registration rights provided for herein shall
         -------- -------
     apply only to the resale of the shares of Common Stock described in subsections (1) through (20) above and not to their original issuance by the Company.

          (c) The number of shares of Registrable Securities outstanding at any time shall be determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which upon issuance or exercise would be, Registrable Securities.

          (d)  The term "Holder" means any person owning or having the right to
                         ------
     acquire Registrable Securities or any assignee thereof in accordance with
     Section 1.13 hereof.

          (e)  The terms "Form S-1," "Form S-3," "Form S-4" and "Form S-8" mean
                          --------    --------    --------       --------
     such respective forms under the 1933 Act as in effect on the date hereof or any successor registration forms to Form S-1, Form S-3, Form S-4 and Form S-8, respectively, under the 1933 Act subsequently adopted by the Securities and Exchange Commission ("SEC").
                                          ---

          (f)  The term "Designated Class D Holder" shall mean any of (i) Chase
                         -------------------------
     Capital Partners (which shall be deemed to include any affiliated investment partnership, limited liability company or similar entity (including, without limitation, Chase Venture Capital Associates, L.P., Chase/HOB Partners 1998 (GC), LLC and Chase/HOB Partners 1999 (GC), LLC, all of which are referred to herein as "CCP"), (ii) J.H. Whitney & Co.,
                                             ---
     J.H. Whitney III, L.P., Whitney Strategic Partners III, L.P. and J.H. Whitney Market Value Fund, L.P. (collectively, "J.H. Whitney"), (iii) First Union Investors, Inc. ("First Union"), (iv) S.A. Blues Partners L.P. ("S.A.
                             -----------                                    ----
     Blues"), and (v) Ares Leveraged Investment Fund, L.P. and Ares Leveraged
     -----
     Investment Fund II, L.P. (collectively, "Ares").
                                              ----

          (g)  The terms "Requisite Holders" shall mean (i) CCP and (ii) any two
                          -----------------                     ---
     of J.H. Whitney, S.A. Blues and First Union.

          (h)  The term "Class D Registrable Securities" shall mean (i) the
                         ------------------------------
     Conversion Shares related to the Class D Preferred Stock, (ii) the Conversion Shares related to the Non-Voting Common Stock issued upon conversion of the Class D-3 Preferred Stock and (iii) the Warrant Shares related to the 1999 Warrants.

          (i)  The term "SEC" shall mean the U.S. Securities and Exchange
                         ---
     Commission.

     1.2.  Request for Registration.
           ------------------------

          (a)  General Demand Rights.  If the Company shall receive at any time
               ---------------------
     after the date six months after the effective date of the first registration statement for a firm commitment underwritten public offering of Common Stock of the Company registered with the SEC, a written request from either (i) the Holders of in excess of 25% of the Registrable Securities then outstanding and entitled to registration rights under this
     Section 1 or (ii) any Designated Class D Holder (the "Initiating
                                                           ----------
     Holder(s)") that the Company effect the registration under the 1933 Act of
     ---------
     at least (x) 15% of the Registrable Securities then outstanding or (y) the number of Registrable Securities whose aggregate offering price is expected to be at least $20,000,000 (whichever is lesser), then the Company shall, within five days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of this Section 1.2, use its reasonable best efforts to effect such a registration as soon as practicable and in any event to file within 75 days of the receipt of such request a registration statement under the 1933 Act covering all the Registrable Securities which the Holders shall in writing request (given within 20 days of receipt of the notice given by the Company pursuant to this Section 1.2(a)) to be included in such registration and to use its reasonable best efforts to have such registration statement become effective.

          (b)  Demand Rights of Requisite Holders.  Notwithstanding anything to
               ----------------------------------
     the contrary contained in Section 1.2(a), (with respect to the prior occurrence of an underwritten public offering by the Company or expiration of a six month period thereafter) or in Section 1.2(e), if the Company shall receive at any time on or after the date hereof a written request from the Requisite Holders entitled to registration rights under this
     Section 1 (the "Initiating Holders") that the Company effect the
                     ------------------

     registration under the 1933 Act of at least (i) 25% of the Class D Registrable Securities then outstanding or (ii) the number of Class D Registrable Securities whose aggregate offering price is expected to be at least $10 million (whichever is lesser), then the Company shall, within five days of the receipt thereof, give written notice of such request to all Holders of Registrable Securities and shall, subject to the limitations of this Section 1.2, use its reasonable best efforts to effect such a registration as soon as practicable and in any event to file within 75 days of the receipt of such request a registration statement under the 1933 Act covering all the Registrable Securities which such Holders shall in writing request (given within 20 days of receipt of the notice given by the Company pursuant to this Section 1.2(b)) to be included in such registration and to use its reasonable best efforts to have such registration statement become effective.

          (c)  Procedures for Underwritten Offering.  If the Initiating Holders
               ------------------------------------
     intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a) and
     (b). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such an underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, subject to approval by the Company, such approval not to be unreasonably withheld. Notwithstanding any other provision of this Section 1.2, if, in the case of a registration requested pursuant to Section 1.2(a) or (b), the underwriter advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating

     Holders shall so advise the Company and all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated in the following order of priority: (i) first, Class D Registrable Securities pro rata among all Holders of Class D Registrable Securities desiring to participate in such underwriting (according to the number of Class D Registrable Securities then held by each such Holder),
     (ii) second, Conversion Shares related to Class C Preferred Stock and Warrant Shares (other than Warrant Shares related to the 1999 Warrants) pro rata among all Holders of Class C Preferred Stock and Conversion Shares related thereto and the Warrant Shares (other than Warrant Shares related to the 1999 Warrants) desiring to participate in such underwriting (according to the number of Conversion Shares issued or issuable upon conversion of the Class C Preferred Stock and Warrant Shares (other than Warrant Shares related to the 1999 Warrants) issued or issuable upon exercise of the related warrants then held by each such Holder) and (iii) finally, pro rata among all Holders of other Registrable Securities desiring to participate in such underwriting (according to the number of other Registrable Securities then held by each Holder). No Registrable Securities requested by a Holder to be included in a registration pursuant to Section 1.2(a) or (b) shall be excluded from the underwriting unless all securities other than Registrable Securities are first excluded.

          (d)  Limitations on Demand Registrations. The Company is obligated to
               -----------------------------------
     effect only three registrations pursuant to Section 1.2(a) and only three registrations pursuant to Section 1.2(b); provided, however, that no
                                               --------  -------
     registration of Registrable Securities which shall not have become and remained effective in accordance with Section 1.4 hereof shall be deemed to be a registration for any purpose of this sentence.

          (e)  Deferral Right.  Notwithstanding the foregoing, (i) the Company
               --------------
     shall not, except in accordance with Section 1.2(b), be obligated to effect the filing of a registration statement pursuant to this Section 1.2 during the 180 days following the effective date of a registration statement pertaining to the underwritten public offering of equity securities for the account of the Company, or (ii) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Chairman of the Board or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize the
                         --------  -------
     right set forth in this subsection (e)(ii) more than once in any twelve-month period; nor, to the extent a registration request is received by the Company within the 180-day period set forth in this subsection (e)(i), shall the Company utilize the right set forth in this subsection (e)(ii) in combination with the delay right set forth in such subsection (e)(i) to cause a delay of more than 180 days from the date of such request until the filing of such registration statement.

          (f)  SEC Form to be Used.  Each registration requested pursuant to
               -------------------
     Section 1.2(a) or (b) shall be effected by the filing of a registration statement on

     Form S-1, unless the use of a different form is consented to by Initiating Holders holding a majority of Registrable Securities or Class D Registrable Securities, as the case may be, held by all Initiating Holders or unless another form would be equally effective, as determined by the Initiating Holders in their sole discretion.

     1.3.  Company Registration.  If (but without any obligation to do so) the
           --------------------
Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 or any successor form relating solely to the sale of securities to participants in a Company stock plan, or a registration on Form S-4 or any successor form), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of a Holder given within 20 days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, use its reasonable best efforts to cause a registration statement covering all of the Registrable Securities that such Holder has requested to be registered to become effective under the 1933 Act. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so. Notwithstanding the foregoing, this Section 1.3 shall not apply to a Qualified Public Offering (as defined in the immediately following sentence) if the managing underwriter or, after consultation with the managing underwriter, the Company's Board of Directors determines that marketing or other factors favor an offering of securities for the account of the Company only.
For purposes hereof, a "Qualified Public Offering" shall mean an underwritten
                        -------------------------
initial public offering on a firm commitment basis pursuant to an effective registration statement under the 1933 Act covering the offer and sale of Common Stock for the account of the Company, in which the aggregate gross proceeds to the Company are at least $30,000,000, at a price per share of Common Stock greater than or equal to $2.00 per share (such per share amount shall be adjusted for stock splits, stock dividends and the like).

     1.4.  Obligations of the Company.  Whenever required under this Section 1
           --------------------------
to use its reasonable best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible: prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days or until the Holders have informed the Company in writing that the distribution of their securities has been completed; and shall:

          (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its reasonable best efforts to cause each such amendment to become effective, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

          (b) Furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (c) Use its reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction.

          (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement, including furnishing any opinion of counsel and entering into a lock-up agreement reasonably requested by the managing underwriter.

          (e) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, at such time as the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to subparagraph (b) of this
     Section 1.4 on account of such event and use its reasonable best efforts to cause each such amendment and supplement to become effective.

          (f) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters on the date that the registration statement with respect to such securities becomes effective, (i) an opinion or opinions, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities (if permitted by applicable professional standards).

          (g) Apply for listing and use its reasonable best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange but does have a class of equity securities quoted on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), apply for qualification and use its reasonable
                         ----
     best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the NASD.

          (h) Without in any way limiting the types of registrations to which this Section 1 shall apply, in the event that the Company shall effect a "shelf registration" under Rule 415 promulgated under the 1933 Act, the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Holders to include their Registrable Securities in such registration in accordance with the terms of this Section 1.

     1.5.  Furnish Information.  It shall be a condition precedent to the
           -------------------
obligations of the Company to take any action pursuant to this Section 1 in respect of the Registrable Securities of any selling Holder that such selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall reasonably be required to effect the registration of their Registrable Securities.

     1.6.  Expenses of Demand Registration.  All expenses other than
           -------------------------------
underwriting discounts and commissions relating to Registrable Securities incurred in connection with each registration, filing or qualification pursuant to Section 1.2(a) or (b) and all registrations, filings or qualifications pursuant to Section 1.11, including (without limitation) all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for
         --------  -------
any expenses of any registration proceeding begun pursuant to Section 1.2(a) or
(b) if the registration request is subsequently withdrawn at any time at the request of the Holders of a majority of the Class D Registrable Securities to be registered pursuant to Section 1.2(b) or the Holders of a majority of the Registrable Securities to be registered pursuant to Section 1.2(a), as the case may be (in which cases all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities or Class D Registrable Securities, as the case may be, agree to forfeit their right to one demand registration pursuant to Section 1.2(a) or (b) as the case may be; provided further, however, that if at the time of such withdrawal, the Holders
-------- -------  -------
have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders of a majority of the Registrable Securities then outstanding at the time of their request that makes the proposed offering unreasonable in the good faith judgment of a majority in interest of the Holders of the Registrable Securities or Class D Registrable Securities, as the case may be, then the Holders shall not be required to pay any of such expenses and the right to one demand registration pursuant to
Section 1.2(a) or (b) as the case may be, shall not be forfeited. Underwriting discounts and commissions relating to

Registrable Securities will be borne and paid ratably by the Holders of such Registrable Securities.

     1.7.  Expenses of Company Registration.  The Company shall bear and pay all
           --------------------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
1.3 for each Holder (which right may be assigned as provided in Section 1.13), including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders. Underwriting discounts and commissions relating to Registrable Securities will be borne and paid ratably by the Holders of such Registrable Securities.

     1.8.  Underwriting Requirements.  In connection with any offering involving
           -------------------------
an underwriting of securities being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity, if any, as will not, in the opinion of the managing underwriter, jeopardize the success of the offering by the Company. If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering (the securities so included to be reduced as follows: all securities other than those to be included by the Company for its own account and other than those which the Holders seek to include in the offering shall be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required, and, if further limitation on the number of shares to be included in the underwriting is required, then the number of Registrable Securities that may be included in the underwriting shall be allocated in the following order of priority: (i) first, Class D Registrable Securities pro rata among all Holders of Class D Registrable Securities desiring to participate in such underwriting (according to the number of Class D Registrable Securities then held by each such Holder), (ii) second, Conversion Shares related to Class C Preferred Stock and Warrant Shares (other than Warrant Shares related to the 1999 Warrants) pro rata among all Holders of Class C Preferred Stock and Conversion Shares related thereto and the Warrant Shares (other than the Warrant Shares related to the 1999 Warrants) desiring to participate in such underwriting (according to the number of Conversion Shares issued or issuable upon conversion of the Class C Preferred Stock and Warrant Shares (other than the Warrant Shares related to the 1999 Warrants) issued or issuable upon exercise of the related warrants then held by each such Holder) and (iii) finally, pro rata among all Holders of other Registrable Securities desiring to participate in such underwriting (according to the number of other Registrable Securities then held by each Holder); but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 20% (twenty percent) of the total amount of securities included in such offering, unless (i) such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the managing underwriter makes the determination described above and no securities other than those of the Company are included, or (ii) such offering is the Qualified Public Offering as defined in Section 1.3 hereof and no securities other than those of the Company are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is a partnership or a corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall collectively be deemed to be a "selling Holder," and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

     1.9.  Indemnification. In the event any Registrable Securities are included
           ---------------
in a registration statement under this Section 1:

          (a) The Company will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934
                                                                       ----
     Act"), against any losses, claims, damages, or liabilities (joint or
     ---
     several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"):
                                                                  ---------
     (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with any matter relating to such registration statement. The Company will promptly reimburse each such Holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action. The indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability, or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder, underwriter or controlling person or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

          (b) The Company may require, as a condition to including any Registrable Securities in any registration statement, that the Company shall have received an undertaking from the prospective selling Holder that such selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, each agent and any underwriter for the Company, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, agent, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder will promptly reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter or controlling person, other Holder, officer, director, partner, agent, employee, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the liability of any
                                   --------  -------
     Holder hereunder shall be limited to the amount of net proceeds (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) received by such Holder, in the offering giving rise to the Violation; and provided further that the indemnity agreement contained in
                    -------- -------
     this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

          (c)  Promptly after receipt by an indemnified party under this Section
     1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an
                                           --------  -------
     indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

          (d)  The obligations of the Company and the Holders under this Section
     1.9 shall survive the conversion, if any, of the Shares and the completion of any offering of Registrable Securities in a registration statement whether under this Section 1 or otherwise.

          (e) If the indemnification provided for in this Section 1.9 is unavailable to a party that would have been an indemnified party under such
     Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 1.9(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 1.9(e) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of any Holder of Registrable Securities in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) arising under this Section 1.9(e) shall not in any event exceed an amount equal to the net proceeds to such Holder from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration less any amounts paid pursuant to Section 1.9(b).

     1.10.  Reports Under Securities Exchange Act of 1934.
            ---------------------------------------------

          (a)  Resales Under Rule 144; Form S-3 Registration.  With a view to
               ---------------------------------------------
     making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

               (i) use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable (but not later than 90 days) after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (iii) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

               (iv) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for the offering of the securities to the general public), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          (b)  Resale Under Rule 144A.  The Company agrees that, at all times
               ----------------------
     during which the Company is neither subject to the reporting requirement of Sections 13 or 15(d) of the 1934 Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the 1934 Act, it will provide in written form, upon the written request of a Holder, or a prospective purchaser of securities of the Company from such Holder all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the SEC under the 1933 Act ("144A Information"); the Company further agrees, upon written
                ----------------
     request, to cooperate with and assist any Holder or any member of the NASD system for Private Offerings Resales and Trading through Automated Linkages ("PORTAL") in applying to designate and thereafter maintaining the
       ------
     eligibility of the Company's securities for trading through PORTAL. With respect to each Holder, the Company's obligations under this Section 1.10(b) shall at all times be contingent upon such Holder's obtaining from a prospective purchaser an agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than employees of the prospective purchaser who require access to the 144A Information for the sole purpose of evaluating its purchase of the Company's securities.

     1.11.  Form S-3 Registration.  In addition to the rights granted pursuant
            ---------------------
to Section 1.2 hereof, in case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 (or on any successor form to Form S-3 regardless of its designation) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders (which, as contemplated by Section 1.4(g), may be a shelf registration), the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) use its reasonable best efforts to effect, as soon as practicable, such registration, qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided, however, that
                                                      --------  -------
     the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.11 if: (1) Form S-3 (or any successor form to Form S-3 regardless of its designation) is not available for such offering by the Holders; (2) the aggregate net offering price (after deduction of underwriting discounts and commissions) of the Registrable Securities specified in such request is not at least $2,500,000; (3) the Company has already effected one registration on Form S-3 in which Holders had a right to participate within the previous six-month period; (4) the Company has effected the initial public offering of its Common Stock within the previous twelve month period; or (5) the Company shall furnish to the Holders a certificate signed by the Chairman of the Board or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration for a period of not more than 180 days after receipt of the request of the Holder or Holders under this Section 1.11; provided,
                                                                      --------
     however, that the Company shall not utilize this right more than once in
     -------
     any twelve-month period.

     1.12.  Lock-up Agreements.  If requested by the Company and the managing
            ------------------
underwriter, the Holders agree to enter into lock-up agreements pursuant to which they will not, for a period of 180 days following the effective date of a registration statement for the initial public offering of the Company's securities, offer, sell or otherwise dispose of the Registrable Securities, except the Registrable Securities sold pursuant to such registration statement, without the prior consent of the Company and the managing underwriter, provided that the officers, directors and all holders of more than one and one-half percent (1 1/2%) of the shares of Common Stock (calculated for this purpose as if all securities convertible into or exercisable for Common Stock, directly or indirectly, are so converted or exercised) of the Company are required to enter into such lock-up agreements for the same period and on the same terms. In addition, if requested by the Company or the managing underwriter, the Holders agree to enter into lock-up agreements pursuant to which they will not, for a period of 90 days following the effective date of a registration statement for any subsequent firmly underwritten public offering of the Company's securities effected pursuant to Section 1.2, Section 1.3 or Section 1.11 hereof (provided that registration rights with respect to such registration have been extended to such Holders to the extent required by Section 1.3 and Section 1.8 herein), offer, sell or otherwise dispose of the Registrable Securities, except the Registrable Securities sold pursuant to such registration statement, without the prior consent of the Company and the underwriter, provided that the officers, directors and all holders of more than one and one-half percent (1 1/2%) of the shares of Common Stock (calculated for this purpose as if all securities convertible into or exercisable for Common Stock, directly or indirectly, are so converted or exercised) of the Company are required to enter into such lock-up agreements for the same period and on the same terms.

     1.13.  Assignment of Registration Rights.  The rights to cause the Company
            ---------------------------------
to register Registrable Securities pursuant to this Section 1 (other than those expressly granted to the Designated Class D Holders and the Requisite Holders pursuant to Section 1.2(a) or 1.2(b), which are personal to them) may be assigned by any Holder to a permitted transferee, and by such transferee to a subsequent permitted transferee, but only if such rights are transferred (i) to an affiliate, partner or stockholder of such Holder or transferee or an account managed or advised by the manager or adviser of such Holder or transferee or
(ii) in connection with the sale or other transfer of not less than an aggregate of 250,000 Registrable Securities or some lesser number, if such lesser number represents all the Registrable Securities then held by such Holder. Any transferee to whom rights under this Agreement are transferred shall (a) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Holders under this Agreement to the same extent as if she, he or it were a Holder under this Agreement and (b) be deemed to be a Holder hereunder.

     1.14.  Limitations on Subsequent Registration Rights.  From and after the
            ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company relating to registration rights unless such agreement includes:
(a) to the extent the agreement would allow such holder or prospective holder to include such securities in any registration filed under Section 1.2, 1.3 or 1.11 hereof, a provision that such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which would otherwise be included; and (b) no provision which would allow such holder or prospective holder to make a demand registration which could result in such registration statement being declared effective prior to the earlier of the dates set forth in subsections 1.2(a) and 1.2(b).

     1.15.  Management Support.  In the event of any underwritten offering
            ------------------
hereunder, in addition to the other requirements hereof, the Company shall cause its senior management to support such offering with a road show and similar marketing support customary in such offerings.

2.   Miscellaneous.
     -------------

     2.1.  Legend.  Each certificate representing Registrable Securities shall
           ------
     state therein:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF AN AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 10, 1999 BY AND AMONG THE CORPORATION AND THE INVESTORS NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION.

     2.2.  Notices.  All notices, requests, consents and demands shall be in
           -------
writing and shall be personally delivered, mailed, postage prepaid, telecopied or telegraphed, to the Company at:

          HOB Entertainment, Inc.
          6255 Sunset Boulevard, 16th Floor
          Hollywood, California  90028

with a copy to the same address to:

          Attn: General Counsel

and to each Holder at its address set out on Exhibit A or Exhibit B or its signature page hereto, as applicable, or such other address as may be furnished in writing to the other parties hereto, with a copy to one attorney of any such Holder as may be designated thereon. All such notices, requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepaid), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied, shall be effective upon actual receipt.

     2.3.  Entire Agreement.  This Agreement constitutes the entire agreement of
           ----------------
the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings or agreements as to the subject matter of this Agreement.

     2.4.  Amendments, Waivers and Consents.  Any provision in this Agreement to
           --------------------------------
the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from persons holding or having the right to acquire in the aggregate a majority of the aggregate of the Registrable Securities then outstanding and (ii) shall, in each such case, deliver copies of such consent (or this Agreement as so amended) in writing to any holders who did not execute the same. Notwithstanding the foregoing, any amendment to this Agreement which materially adversely affects the rights or substantially increases the obligations of any holder of Registrable Securities and which does not also affect all other holders either to the same degree or in proportion to the amount of Registrable Securities held by each of them shall require the consent of such adversely affected holder.

     2.5.  Binding Effect; Assignment.  This Agreement shall be binding upon and
           --------------------------
inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. The Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the Holders holding a majority of the Registrable Securities then outstanding, provided in accordance with Section 2.4.

     2.6.  General.  The headings contained in this Agreement are for reference
           -------
purposes only and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement the singular includes the plural, the plural, the singular, the masculine gender includes the neuter, masculine and feminine genders. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

     2.7.  Severability.  If any provisions of this Agreement shall be found by
           ------------
any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

     2.8.  Counterparts.  This Agreement may be executed in counterparts, all of
           ------------
which together shall constitute one and the same instrument.

     2.9.  Specific Performance.  The Company recognizes that the rights of the
           --------------------
Holders under this Agreement are unique, and, accordingly, the Holders shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

     IN WITNESS WHEREOF, this Amended and Restated Registration Rights Agreement has been executed as of the date first above written.

                                  COMPANY
                                  -------

                                  HOB ENTERTAINMENT, INC.

                                  By:___________________________________________
                                  Name:
                                  Title:




                                  EXISTING STOCKHOLDERS
                                  ---------------------



                                  By:___________________________________________
                                     Joseph C. Kaczorowski, as attorney-in-fact
                                     to each of the Existing Stockholders listed
                                     on the attached page, pursuant to the
                                     authority granted in the Stockholder
                                     Consent and Waiver executed in connection
                                     with the Consent Solicitation Statement of
                                     the Company dated September 1, 1999.


                                  NEW STOCKHOLDERS
                                  ----------------

                                  CHASE/HOB 1999 PARTNERS (GC), L.L.C.

                                  By:  Chase Venture Capital Associates, L.P.,
                                       Its Managing Member

                                       By:  Chase Capital Partners,
                                            Its General Partner


                                            By:_________________________________
                                            Name:
                                            Title:

                                  J.H. WHITNEY III, L.P.

                                  By:  J.H. Whitney Equity Partners III, LLC,
                                       Its General Partner


                                       By:______________________________________
                                       Name:
                                       Title:


                                  WHITNEY STRATEGIC PARTNERS III, L.P.

                                  By:  J.H. Whitney Equity Partners III, LLC,
                                       Its General Partner


                                       By:______________________________________
                                       Name:
                                       Title:


                                  J.H. WHITNEY MARKET VALUE FUND, L.P.

                                  By:  Whitney Market Value GP, Ltd.,
                                       Its General Partner


                                       By:______________________________________
                                       Name:
                                       Title:


                                  FIRST UNION INVESTORS, INC.


                                  By:___________________________________________
                                  Name:
                                  Title:

                                  ARES LEVERAGED INVESTMENT FUND, L.P.

                                  By:  Ares Management, L.P.,
                                       Its Manager


                                       By:______________________________________
                                       Name:
                                       Title:

                                  ARES LEVERAGED INVESTMENT FUND II, L.P.

                                  By:  Ares Management, L.P.,
                                       Its Manager


                                       By:______________________________________
                                       Name:
                                       Title:

                         ADDITIONAL SIGNATURE PAGE TO
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     IN WITNESS WHEREOF, this Amended and Restated Registration Rights Agreement has been executed by the undersigned as of ___________________________, 1999.



INDIVIDUAL INVESTOR:              ________________________________________
                                  (Signature)


                                  ________________________________________
                                  (Printed Name)



CORPORATE OR PARTNERSHIP          ________________________________________
INVESTOR:                         (Name of Corporation or Partnership)



                                  By:_____________________________________
                                     Name:________________________________
                                     Title:_______________________________



TRUST INVESTOR:                   ________________________________________
                                  (Full Name of Trust)



                                  By:_____________________________________
                                     (Signature of Trustee)


Address for Notice
------------------

_________________
_________________
_________________